LONG-TERM DEBT	12 Months Ended
Dec. 31, 2014
LONG-TERM DEBT [Abstract]
LONG-TERM DEBT
10.	LONG-TERM DEBT
2012 Credit Facility:
On October 26, 2012, the Company entered into a $430 million revolving credit facility with a syndicate of lenders in order to refinance its existing credit facility, fund future vessel acquisitions and for general corporate purposes (the "2012 Credit Facility"). Amounts borrowed under the 2012 Credit Facility bear interest at an annual rate equal to LIBOR plus a margin and the Company pays a commitment fee, which is a percentage of the applicable margin, on any undrawn amounts. The 2012 Credit Facility originally matured in October 2017.
In December 2015 the Company expanded the 2012 Credit Facility from $430 million to $500 million. The new maturity of the credit facility is December 2020. There are no repayment requirements before maturity on the 2012 Credit Facility. The expanded facility was effective January 2016.
Borrowings under the 2012 Credit Facility are secured by first priority mortgages over the Company's vessels and assignments of earnings and insurance. Under the 2012 Credit Facility, the Company is subject to certain covenants requiring among other things, the maintenance of (i) a minimum amount of equity; (ii) a minimum equity ratio; (iii) a minimum level of liquidity; and (iv) positive working capital.  The 2012 Credit Facility also includes customary events of default including non-payment, breach of covenants, insolvency, cross default and material adverse change. The Company is permitted to pay dividends in accordance with its dividend policy as long as it is not in default under the 2012 Credit Facility.

In connection with the expansion of the 2012 Credit Facility the Company incurred $4.6 million in deferred financing costs in 2015.

At the end of 2015 and 2014 the Company had $330 million and $250 million drawn, and $100 million and $180 million available under its 2012 Credit Facility, respectively.